SKYBRIDGE G II FUND LLC

527 Madison Avenue, 16th Floor
New York, NY 10022
(212) 485-3100

SUPPLEMENT DATED JANUARY 17, 2017

TO THE PROSPECTUS DATED JULY 29, 2016

This Supplement modifies the Prospectus dated July 29, 2016 for SkyBridge G II Fund LLC (the “Company”).  Capitalized terms used here and not otherwise defined in the Supplement have the meanings given in the Prospectus.

On January 17, 2017, current owners of SkyBridge Capital II, LLC, the Investment Adviser to the Company, (“SkyBridge” or the “Investment Adviser”) and Hastings Capital Group LLC, the distributor of the Company’s shares (“Hastings”) agreed to sell a majority ownership interest in SkyBridge and Hastings to HNA Capital (U.S.) Holding (“HNA”) and RON Transatlantic EG (“RON Transatlantic”).  RON Transatlantic is a current minority owner of SkyBridge.  SkyBridge founder, Anthony Scaramucci, will step down from his role as co-managing partner and will no longer be affiliated with SkyBridge.

The transaction is not expected to result in any change in the investment personnel, investment objectives, policies or processes of the Company.  SkyBridge portfolio managers Raymond Nolte and Troy Gayeski intend to manage the Company without interruption.

The closing of the transaction will result in the automatic termination the Company’s investment advisory agreement. It is anticipated that the board of directors of the Company (the “Board”) will consider the approval of a new investment advisory agreement for the Company (similar in terms to the existing agreement).  If approved by the Board, the new agreement will be presented to the Company shareholders for approval.

The transaction is expected to close in the second quarter of 2017.  There can be no assurance that the transaction will be consummated as contemplated.

In the event the transaction closes before the Company shareholder vote, in order for the portfolio team to provide uninterrupted services to the Company, the Board will also be asked to approve an interim agreement between the Company and the Investment Adviser (“Interim Agreement”).  The Interim Agreement is identical to the current agreement in all material respects except that (i) the Interim Agreement has a maximum term of 150 days, and (ii) the Board or a majority of the Company’s outstanding shares may terminate the Interim Agreement at any time, without penalty, on not more than 10 days’ written notice; and (iii) the compensation earned by the Investment Adviser under the Interim Agreement will be held in an escrow account until shareholders approve the new Agreement, after which the amount in the escrow account plus any interest will be paid to the Investment Adviser. If shareholders do not approve the new Agreement, the Investment Adviser will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing under the Interim Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned).

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About RON Transatlantic

RON Transatlantic is a diversified holding company with interests in the financial services, logistics, energy and brewing/beer sectors.

About HNA Capital U.S.

HNA Capital U.S. is the New York-based subsidiary of HNA Capital, the financial services unit of HNA Group, a Fortune Global 500 company focused on tourism, logistics and financial services.  A full service financial solutions provider, HNA Capital includes a diverse set of global businesses in equipment leasing, insurance, investment banking, securities and credit services.  HNA Group is a global company with over $90 billion of assets, $30 billion in annual revenues and an international workforce of nearly 200,000 employees, primarily across North America, Europe and Asia. For more information, please visit www.hnagroup.com.

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Please read this Supplement carefully and retain it for your records along with the Prospectus.